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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                          THIRD WAVE TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

            DELAWARE
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

      502 SOUTH ROSA ROAD                                       53719-1256
          MADISON, WI                                           (Zip Code)
(Address of Principal Executive Offices)

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                                      None

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                                NAME OF EXCHANGE
       TITLE OF EACH CLASS                      ON WHICH EACH CLASS
       TO BE SO REGISTERED                      IS TO BE REGISTERED

    Common Stock $0.001 par value              Nasdaq National Market

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     Incorporated by reference to page 57 through 59 of the Preliminary Prospectus, contained in Registrant's Registration Statement on Form S-1 (Registration No. 333-42694) originally filed on July 31, 2000 (the "S-1 Registration Statement").

ITEM 2. EXHIBITS

     The following exhibits are filed as a part of this registration statement:

          1.*     Specimen certificate for Registrant's Common Stock;

          2.**    Articles of Incorporation, as currently in effect; and

          3.*** Form of Certificate of Incorporation to be filed after the closing of the offering made under the S-1 Registration Statement.


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*    Incorporated by reference to Exhibit 4.1 to the S-1 Registration Statement.

**   Incorporated by reference to Exhibit 3.1(a) to the S-1 Registration
     Statement.

***  Incorporated by reference to Exhibit 3.1(b) to the S-1 Registration
     Statement.

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       THIRD WAVE TECHNOLOGIES, INC.

DATE: October 11, 2000
                                       By: /s/ Lance Fors
                                       -----------------------------------
                                       Lance Fors
                                       Chief Executive Officer and President


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                                 EXHIBIT INDEX

Exhibit
Number    Description
-------   -----------
1.*       Specimen certificate for Registrant's Common Stock;

2.**      Certificate of Incorporation, as currently in effect; and

3.*** Form of Certificate of Incorporation to be filed after the closing of the offering made under the S-1 Registration
          Statement.

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*    Incorporated by reference to Exhibit 4.1 to the S-1 Registration Statement.

**   Incorporated by reference to Exhibit 3.1(a) to the S-1 Registration
     Statement.

***  Incorporated by reference to Exhibit 3.1(b) to the S-1 Registration
     Statement.


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